UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 4, 2005

TARRANT APPAREL GROUP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	0-26006	95-4181026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3151 EAST WASHINGTON BOULEVARD LOS ANGELES, CALIFORNIA	90023
(Address of Principal Executive Offices)	(Zip Code)

(323) 780-8250
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01      REGULATION FD DISCLOSURE.

        On August 4, 2005, Tarrant Apparel Group (the "Registrant") issued a press release regarding its financial results for the second quarter and six months ended June 30, 2005 and its outlook for fiscal year 2005 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

        The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of business acquired.

           None.

(b)     Pro forma Financial Information.

           None.

(c)     Exhibits

           99.1        Press Release dated August 4, 2005, published by the Registrant.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2005	TARRANT APPAREL GROUP By: /S/ CORAZON REYES ______________________________________ Corazon Reyes, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated August 4, 2005, published by the Registrant.

4